UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



                               December 14, 1995
               Date of Report (Date of earliest event reported)



                              I.C.H. Corporation
            (Exact name of registrant as specified in its charter)



               Delaware                1-7697            43-6069928
      (State or other jurisdiction  (Commission         (IRS Employer
         of incorporation)          File Number)      Identification No.)



                  500 North Akard Street, Dallas, Texas 75201
                   (Address of principal executive offices)



                                (214) 954-7111
             (Registrant's telephone number, including area code)




         (Former name or former address, if changed since last report)


                        This filing contains 298 pages.

                     Index to Exhibits appears on page 3.






































                                 Page 1 of 298
Item 2.     Acquisition or Disposition of Assets.

      On December 14, 1995, Registrant and its wholly-owned subsidiaries, Care Financial Corporation and SWL Holding Corporation, sold all of the capital stock of Southwestern Life Insurance Company, Union Bankers Life Insurance Company, Constitution Life Insurance Company and Marquette National Life Insurance Company to Southwestern Financial Corporation ("Buyer"). The consideration for the sale was the payment of $210 million cash, the issuance by Buyer of a $40 million 7.0% Convertible Subordinated Reset Note Due 2005 and the delivery by PennCorp Financial Group, Inc. of shares of its common stock, par value, $.01 per share, with an approximate market value on the date of delivery of $10 million.

      As previously reported in Registrant's Report on Form 10-Q for the period ended September 30, 1995, Registrant on October 9, 1995, entered into a definitive agreement to sell to Shinnecock Holdings Inc. ("Shinnecock") the same assets ultimately sold to Buyer. Pursuant to the Competitive Offer Procedure adopted by the U.S. Bankruptcy Court for the Northern District of Texas on October 20, 1995, in Registrant's Chapter 11 proceeding, Buyer made offers to compete with the offers of Shinnecock, Buyer's final offer was determined by Registrant to be higher and better than Shinnecock's final offer, and Buyer's final offer was recommended by Registrant to and approved by the Bankruptcy Court on December 5, 1995.

Item 7.     Financial  Statements,  Pro  Forma  Financial  Information,  and
Exhibits.

      (a)               None

      (b)               None

      (c)               Exhibits.

         Exhibit No.    Description

            1 Purchase Agreement among I.C.H. Corporation, SWL Holding Corporation, Care Financial Corporation,
                        Facilities   Management   Installation,   Inc.   and
                        Southwestern Financial Corporation, Southwestern Financial Services Corporation and PennCorp Financial Group, Inc., dated as of December 1, 1995.

            2 Indenture dated December 14, 1995 between Southwestern Financial Corporation and U.S. Trust Company of Texas, N.A., Trustee.

            3 Registration Rights Agreement dated as of December 14, 1995, between Southwestern Financial Corporation, I.C.H. Corporation, SWL Holding Corporation and Care Financial Corporation.

            4 Registration Rights Agreement dated as of December 14, 1995, between PennCorp Financial Group, Inc., I.C.H. Corporation, SWL Holding Corporation and Care Financial Corporation.

            5           Press Release of I.C.H. Corporation dated December 15,
                        1995.

























                                 Page 2 of 298

                               INDEX TO EXHIBITS

 Exhibit                                                         Sequential
   No.                   Document Description                      Page No.

    1      Purchase  Agreement  among I.C.H. Corporation, SWL
           Holding  Corporation,  Care Financial Corporation,
           Facilities  Management  Installation,  Inc.  and
           Southwestern  Financial  Corporation, Southwestern
           Financial  Services  Corporation  and  PennCorp
           Financial  Group,  Inc.,  dated  as of December 1,
           1995.                                                     5

    2      Indenture  dated  December  14,  1995  between
           Southwestern  Financial Corporation and U.S. Trust
           Company of Texas, N.A., Trustee.                         165

    3      Registration Rights Agreement dated as of December
           14, 1995,   between   Southwestern   Financial
           Corporation,  I.C.H.  Corporation,  SWL  Holding
           Corporation and Care Financial Corporation.              248

    4      Registration Rights Agreement dated as of December
           14,  1995, between PennCorp Financial Group, Inc.,
           I.C.H.  Corporation,  SWL  Holding Corporation and
           Care Financial Corporation.                              276

    5      Press Release of I.C.H. Corporation dated December
           15, 1995.                                                298























































                                 Page 3 of 298

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          I.C.H. CORPORATION



                                          By: /s/Glenn H. Gettier, Jr.
                                             -------------------------
                                             Glenn H. Gettier, Jr.
                                             Chief Executive Officer and
                                             Chairman of the Board

Date: December 21, 1995



































































                                 Page 4 of 298

                                 EXHIBIT 5

                                    DATE: December 15, 1995

                                    FOR FURTHER INFORMATION CONTACT:

                                    Gerald J. Kohout (214) 954-7414

FOR IMMEDIATE RELEASE

      DALLAS,   TX--December  15,  1995--I.C.H.  Corporation  (ICHD--OTC)  has

completed the previously announced sale of its principal insurance companies -

-  Southwestern  Life  Insurance  Company  and  Union  Bankers  Life Insurance

Company,  and  their  subsidiaries,  Constitution  Life  Insurance Company and

Marquette  National  Life  Insurance  Company  --  to  Southwestern  Financial

Corporation,  a company newly formed by Knightsbridge Capital Fund I, L.P. and

PennCorp  Financial  Group,  Inc.,  for  gross  consideration of $260 million,

consisting  of $210 million cash and $50 million of securities. ICH, which has been  operating under U.S. Bankruptcy Court protection since October 10, 1995,

said  that,  with  the  sale  concluded,  it  would begin addressing a plan of reorganization in the near future.






















































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